Exhibit 3.27

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “GREEN TREE INVESTMENT HOLDINGS III LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE TWENTIETH DAY OF MAY, A.D. 2003, AT 3:01 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE SEVENTEENTH DAY OF OCTOBER, A.D. 2007, AT 2:24 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE FIFTEENTH DAY OF DECEMBER, A.D. 2009, AT 11:55 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE THIRD DAY OF DECEMBER, A.D. 2012, AT 12:55 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “GREEN TREE INVESTMENT HOLDINGS III LLC”.

Jeffrey W. Bullock, Secretary of State
3660312 8100H 131368925	AUTHENTICATION: 0940151 DATE: 12-03-13

You may verify this certificate online

at corp.delaware.gov/authver.shtml

CERTIFICATE OF FORMATION

OF

GREEN TREE INVESTMENT HOLDINGS III LLC

This Certificate of Formation of Green Tree Investment Holdings III LLC, dated as of May 20, 2003, is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act. (6 Del.C. § 18-101, et seq.)

FIRST. The name of the limited liability company formed hereby is Green Tree Investment Holdings III LLC.

SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

Deborah A. Tuchman
Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 03:11 PM 05/20/2003 FILED 03:01 PM 05/20/2003 SRV 030326975 – 3660312 FILE

State of Delaware Secretary of State Division of Corporations Delivered 02:32 PM 10/17/2007 FILED 02:24 PM 10/17/2007 SRV 071126006 – 3660312 FILE

CERTIFICATE OF MERGER

OF

GTIH III MERGER SUB LLC

(a Delaware limited liability company)

WITH AND INTO

GREEN TREE INVESTMENT HOLDINGS III LLC

(a Delaware limited liability company)

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act, the undersigned hereby certifies as follows:

FIRST: The name and jurisdiction of formation of each limited liability company to be merged (collectively, the “Constituent Entities”) are as follows:

Name	Jurisdiction of Formation

Green Tree Investment Holdings III LLC	Delaware

GTIH III Merger Sub LLC	Delaware

SECOND: An Agreement and Plan of Merger, dated as of June 27, 2007, by and among the Constituent Entities and other parties named therein, as amended (the “Merger Agreement”), which provides for the merger certified herein, has been approved, adopted, certified and executed by each of the Constituent Entities.

THIRD: The name of the surviving limited liability company (the “Surviving Entity”) of the merger herein certified is Green Tree Investment Holdings III LLC, a Delaware limited liability company.

FOURTH: The merger is to become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

FIFTH: The Merger Agreement is on file at the place of business of the Surviving Entity located at 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102.

SIXTH: A copy of the Merger Agreement will be furnished by the Surviving Entity on request, without cost, to any member of the Constituent Entities.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Surviving Entity has caused this Certificate of Merger to be signed by an authorized person thereof this 17th day of October, 2007.

GREEN TREE INVESTMENT HOLDINGS III LLC

By:
Name: Randal A. Nardone
Title: President

State of Delaware Secretary of State Division of Corporations Delivered 12:10 PM 12/15/2009 FILED 11:55 AM 12/15/2009 SRV 091100247 – 3660312 FILE

CERTIFICATE OF MERGER

OF

GREEN TREE AGENCY HOLDING LLC

(a Delaware limited liability company)

WITH AND INTO

GREEN TREE INVESTMENT HOLDINGS III LLC

(a Delaware limited liability company)

PURSUANT TO SECTION 18-209 OF THE

DELAWARE LIMITED LIABILITY COMPANY ACT

December 15, 2009

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act (the “Act”), the undersigned hereby certifies as follows:

FIRST: The name and jurisdiction of formation of each limited liability company to be merged (collectively, the “Constituent Entities”) are as follows:

Name	Jurisdiction of Formation

Green Tree Agency Holding LLC	Delaware

Green Tree Investment Holdings III LLC	Delaware

SECOND: An Agreement and Plan of Merger, dated as of December 15, 2009 (the “Merger Agreement”), by and between each of the Constituent Entities with respect to the merger herein certified has been approved and executed by each of the Constituent Entities in accordance with the Act.

THIRD: The name of the surviving limited liability company (the “Surviving Entity”) of the merger herein certified is Green Tree Investment Holdings III LLC, a Delaware limited liability company.

FOURTH: The merger is to become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

FIFTH: The Merger Agreement is on file at the place of business of the Surviving Entity located at 300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota, 55102.

SIXTH: A copy of the Merger Agreement will be furnished by the Surviving Entity on request, without cost, to any member of the Constituent Entities.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Surviving Entity has caused this Certificate of Merger to be signed by an authorized person thereof on the date first written above.

GREEN TREE INVESTMENT HOLDINGS III LLC

By:
Name: Brian F. Corey
Title: Sr. Vice President & Secretary

[Signature Page to Certificate of Merger of Green Tree Agency Holding LLC with and into Green Tree Investment Holdings III LLC]

State of Delaware Secretary of State Division of Corporations Delivered 01:27 PM 12/03/2012 FILED 12:55 PM 12/03/2012 SRV 121285398 – 3660312 FILE

CERTIFICATE OF MERGER

OF

GREEN TREE AGENCY INVESTMENTS LLC

(a Delaware limited liability company)

WITH AND INTO

GREEN TREE INVESTMENT HOLDINGS III LLC

(a Delaware limited liability company)

PURSUANT TO SECTION 18-209 OF THE

DELAWARE LIMITED LIABILITY COMPANY ACT

Pursuant to Section 18-209 of the Delaware Limited Liability Company Act (the “DLLCA”), the undersigned hereby certifies as follows:

FIRST: The name and jurisdiction of formation of each limited liability company to be merged (collectively, the “Constituent Entities”) are as follows:

Name	Jurisdiction of Formation

Green Tree Agency Investments LLC	Delaware

Green Tree Investment Holdings III LLC	Delaware

SECOND: An Agreement and Plan of Merger, dated as of November 21, 2012 (the “Merger Agreement”), by and between each of the Constituent Entities with respect to the merger herein certified has been approved and executed by each of the Constituent Entities in accordance with the DLLCA.

THIRD: The name of the surviving limited liability company (the “Surviving Entity”) of the merger herein certified is Green Tree Investment Holdings III LLC, a Delaware limited liability company.

FOURTH: The merger is to become effective upon the filing of this Certificate of Merger with the Secretary of State of the State of Delaware.

FIFTH: The Merger Agreement is on file at the place of business of the Surviving Entity located at 300 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota, 55102.

SIXTH: A copy of the Merger Agreement will be furnished by the Surviving Entity on request, without cost, to any member of the Constituent Entities.

IN WITNESS WHEREOF, the Surviving Entity has caused this Certificate of Merger to be signed by an authorized person thereof this 21st day of November, 2012.

GREEN TREE INVESTMENT HOLDINGS III LLC

By:
Name: Brian F. Corey
Title: Senior Vice President and Secretary